UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2003

Caterpillar Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	333-97047 (Commission File Number)	37-1105865 (I.R.S. Employer Identification No.)

2120 West End Avenue Nashville, Tennessee (Address of Principal Executive Offices)		37203-0001 (Zip Code)

(615) 341-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 8.1
Exhibit 8.2

Item 7.	Exhibits.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters relating to the offering by the registrant of up to $7,000,000,000 aggregate principal amount of its Medium-Term Notes, Series F.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters relating to the offering by the registrant of up to $1,000,000,000 aggregate principal amount of its PowerNotes®.

23	The consents of Orrick, Herrington & Sutcliffe LLP are contained in their opinions filed as Exhibit 8.1 and 8.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: November 7, 2003	By:	/s/ R. Clay Thompson

R. Clay Thompson
Secretary

EXHIBIT INDEX

Exhibit Number	Description

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters relating to the offering by the registrant of up to $7,000,000,000 aggregate principal amount of its Medium-Term Notes, Series F.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters relating to the offering by the registrant of up to $1,000,000,000 aggregate principal amount of its PowerNotes®.

23	The consents of Orrick, Herrington & Sutcliffe LLP are contained in their opinions filed as Exhibit 8.1 and 8.2.